Advances from Federal Home Loan Bank	12 Months Ended
Dec. 31, 2011
Deposits [Abstract]
Advances from Federal Home Loan Bank
17.	Advances from Federal Home Loan Bank

At December 31, 2011 and 2010, BankAtlantic had $0 and $170 million of FHLB advances outstanding, respectively. The average balance and average interest rate of FHLB advances outstanding during the year ended December 31, 2011 was $43.9 million and 0.35%, respectively. As of December 31, 2011, the FHLB issued BankAtlantic a $68.1 million letter of credit primarily securing public deposits.

BankAtlantic’s line of credit with the FHLB was limited to 30% of assets as of December 31, 2011, subject to available collateral, with a maximum term of 10 years. At December 31, 2011, $661.4 million of 1-4 family residential loans, $25.4 million of commercial real estate loans, $399.3 million of consumer loans and $18.4 million of FHLB stock were pledged against FHLB line of credit and letter of credit. BankAtlantic’s available borrowings under the FHLB line of credit were $544.9 million as of December 31, 2011; however, the FHLB line of credit is subject to periodic review and may be limited or not available to BankAtlantic when needed. In March 2012, BankAtlantic was informed by the FHLB that its line of credit with the FHLB was reduced to 20% of assets, subject to available collateral beginning in March 2012. The unused available borrowings were based on the collateral limit and did not change as a result of the decline in the asset limit as 20% of assets still exceeded the available collateral.

During the years ended December 31, 2011, 2010 and 2009, BankAtlantic incurred prepayment penalties of $20,000, $53,000 and $7.5 million upon the repayment of $40 million, $2 million and $760 million of FHLB advances, respectively.